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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 1998
                                                           -------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


United States               333-36939                        22-2382028
-------------               ---------                        ----------
(State or other            (Commission File Number)          (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)


                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5033

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Item 5.  Other Events

                  On April 8, 1998, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

                  On April 8, 1998, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Underwriter, was executed and entered into by the parties thereto.

                  On April 8, 1998, the opinion of counsel to Chase Manhattan Auto Owner Trust 1998-B (the "Trust") regarding the tax status of the Trust, dated as of April 8, 1998 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.1(B)(2)   Note Underwriting Agreement, dated April 8, 1998.

         1.1(C)(2)   Certificate Underwriting Agreement, dated April 8, 1998.

         8.3 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of April 8, 1998.

         23.4        Consent of Simpson Thacher & Bartlett (included as part of
                     Exhibit 8.3)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MANHATTAN BANK USA,
                                        -------------------------
                                        NATIONAL ASSOCIATION     (Registrant)
                                        --------------------

                                        By:  /s/ Keith Schuck
                                        ------------------------------------
                                        Name:          Keith Schuck
                                        Title:         Controller

Date:  April 8, 1998

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit                                                          Sequentially
Number        Exhibit                                            Numbered Pages
------        -------                                            --------------

1.1(B)(2)     Note Underwriting Agreement, dated April 8,
              1998.

1.1(C)(2)     Certificate Underwriting Agreement, dated
              April 8, 1998.

8.3 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of April 8, 1998.

23.4          Consent of Simpson Thacher & Bartlett
              (included as part of Exhibit 8.3)